SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 11, 2006


                        AMERICAN BONANZA RESOURCES CORP.
               (Exact Name of Registrant as Specified in Charter)


          Nevada                      333-130286                 Applied For
(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)         Identification Number)


                         Suite 206-455 Granville Street
                         Vancouver. B.C., Canada V6C 1T1
               (Address of Principal Executive Offices, Zip Code)


       Registrant's telephone number, including area code: (604) 681-8123


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication  pursuant to Rule 425 under the Securities Act (17 CFR
    230.425).

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).
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AS USED  HEREIN,  THE TERMS,  "WE,"  "US,"  "OUR," AND THE  "COMPANY"  REFERS TO
AMERICAN BONANZA RESOURCES CORP., A NEVADA CORPORATION, UNLESS OTHERWISE STATED.

ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(A) RESIGNATION OF ARMANDO C. IBARRA, C.P.A.

On September 11, 2006, we received the resignation of our principal independent accountant, Armando C. Ibarra, C.P.A.

Armando C. Ibarra, C.P.A. has served as our principal independent accountant from inception (May 2, 2005) and the fiscal year October 31, 2005, inclusive through September 11, 2006.

The principal independent accountant's report issued by Armando C. Ibarra, C.P.A. for the year ended October 31, 2005 did not contain any adverse opinion or disclaimer of opinion and it was not modified as to uncertainty, audit scope, or accounting principles, other than their opinion, based on our lack of operations and our net losses, there was substantial doubt about our ability to continue as a going concern. The financial statements did not include any adjustments that might have resulted from the outcome of that uncertainty.

We are able to report that during the year ended October 31, 2005 through September 11, 2006 there were no disagreements with Armando C. Ibarra, C.P.A., our former principal independent accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Armando C. Ibarra, C.P.A.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports on our consolidated financial statements for such periods. We have requested that Armando C. Ibarra, C.P.A. furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it disagrees with the above statements. A copy of such letter is filed herewith as Exhibit 16.1.

(B) ENGAGEMENT OF CHANG G. PARK, C.P.A., PH. D.

On September 11, 2006, upon authorization and approval of the Company's Board of Directors, the Company engaged the services of Chang G. Park, CPA, Ph.D. ("Park") as its independent registered public accounting firm.

No consultations occurred between the Company and Park during the year ended October 31, 2005 and through September 11, 2006 regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter from Armando C. Ibarra, C.P.A. to the U.S. Securities and Exchange Commission

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           American Bonanza Resources Corp.


Date: September 11, 2006                   By: /s/ Thomas Gelfand
                                              ---------------------------------
                                              Thomas Gelfand, President


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